UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: June 16, 2009
(Date of earliest event reported)

Umpqua Holdings Corporation
(Exact Name of Registrant as Specified in Its Charter)

OREGON	000-25597	93-1261319
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification Number)

One SW Columbia Street, Suite 1200
Portland, Oregon 97258
(address of Principal Executive Offices)(Zip Code)

(503) 727-4100
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On Wednesday, June 17, 2009, beginning at approximately 2:15 p.m. eastern time, Umpqua Holdings Corporation Chief Financial Officer Ron Farnsworth is scheduled to give a presentation of Umpqua's business strategies and financial performance at the Fox-Pitt Kelton Small & Mid-Cap Bank and Insurance Conference, Roosevelt Hotel, New York City. A copy of the presentation will be available on Umpqua’s investor relations web site at www.umpquaholdingscorp.com and is attached as Exhibit 99.1.

Item 8.01  Other Information.

On June 16, 2009, Umpqua Holdings Corporation announced the declaration of a cash dividend of $0.05 per common share, payable on July 15, 2009 to shareholders of record as of June 30, 2009.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.
99.1 Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION
(Registrant)

Dated: June 16, 2009	By: /s/ Kenneth E. Roberts
Kenneth E. Roberts
Assistant Secretary